UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-2527

DWS Money Funds

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	07/31

Date of reporting period:	1/31/07

ITEM 1.               REPORT TO STOCKHOLDERS

JANUARY 31, 2007

Semiannual Report
to Shareholders

DWS Money Market Prime Series

(formerly DWS Money Market Fund)

Contents

Click here Performance Summary

Click here Information About Your Fund's Expenses

Click here Portfolio Summary

Click here Investment Portfolio

Click here Financial Statements

Click here Financial Highlights

Click here Notes to Financial Statements

Click here Investment Management Agreement Approval

Click here Account Management Resources

Click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in them. Please read the fund's prospectus for specific details regarding its risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary January 31, 2007

DWS Money Market Prime Series

All performance shown is historical and does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

Yield Comparison
[] Fund Yield [] First Tier Retail Money Fund Average

Weekly 7-Day Current Yield

Yields are historical, will fluctuate and do not guarantee future performance. Please call (800) 621-1048 for the Fund's most up-to-date performance.

DWS Money Market Prime Series is compared to its respective iMoneyNet Category: First Tier Retail Money Fund Average — Category includes a widely-recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio Holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

7-day current yield is the annualized net investment income per share for the period shown. Gains or losses are not included.

Lipper Ranking — Money Market Fund Category as of 1/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	32	of	346	10
3-Year	32	of	326	10
5-Year	29	of	294	10
10-Year	19	of	189	10

Lipper Inc. rankings are based upon changes in net asset value with all dividends reinvested for the periods indicated as of 1/31/07. Rankings are historical and do not guarantee future performance. The fund is compared to the Lipper Money Market Fund category.

Source: Lipper Inc.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Information About Your Fund's Expenses

As an investor, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (August 1, 2006 to January 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended January 31, 2007
Actual Fund Return
Beginning Account Value 8/1/06	$ 1,000.00
Ending Account Value 1/31/07	$ 1,025.30
Expenses Paid per $1,000*	$ 2.09
Hypothetical 5% Fund Return
Beginning Account Value 8/1/06	$ 1,000.00
Ending Account Value 1/31/07	$ 1,023.14
Expenses Paid per $1,000*	$ 2.09
* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratio
DWS Money Market Prime Series	.41%

For more information, please refer to the Fund's prospectus.

Portfolio Summary

Asset Allocation	1/31/07	7/31/06

Short-Term Notes	32%	34%
Certificates of Deposit and Bank Notes	31%	9%
Commercial Paper	20%	28%
Repurchase Agreements	11%	22%
Promissory Notes	3%	3%
Other Investments	2%	1%
Asset Backed	1%	1%
US Government Sponsored Agencies	—	2%
	100%	100%
Weighted Average Maturity

DWS Money Market Prime Series	43 days	24 days
First Tier Retail Money Fund Average*	43 days	37 days
* The Fund is compared to its respective iMoneyNet Category: First Tier Retail Money Fund Average — Category includes a widely-recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio Holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.
Asset allocation and weighted average maturity are subjected to change.

For more complete details about the Fund's holdings, see pages 8-11. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for more contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of January 31, 2007 (Unaudited)

	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 33.2%
Alliance & Leicester PLC, 5.32%, 4/30/2007	44,000,000	44,000,000
Bank of Ireland, 5.32%, 2/5/2007	30,000,000	30,000,033
Bank of Tokyo-Mitsubishi-UFJ, Ltd.:
5.34%, 7/19/2007	65,000,000	65,000,000
5.35%, 7/25/2007	50,500,000	50,500,000
5.36%, 4/23/2007	30,000,000	30,000,000
Barclays Bank PLC, 5.32%, 5/8/2007	35,000,000	35,000,000
Calyon, 5.32%, 4/27/2007	15,000,000	15,000,000
Canadian Imperial Bank of Commerce, 5.4%, 1/15/2008	45,000,000	45,003,575
Citibank NA, 5.135%, 5/2/2007	70,000,000	70,000,000
Credit Agricole SA, 5.33%, 3/13/2007	30,000,000	29,999,674
Depfa Bank PLC, 5.32%, 3/15/2007	35,000,000	35,000,000
HBOS Treasury Services PLC:
5.31%, 4/10/2007	85,000,000	85,000,000
5.32%, 4/26/2007	45,000,000	44,999,592
HSH Nordbank AG, 5.35%, 4/13/2007	44,500,000	44,500,000
KBC Bank NV, 5.33%, 2/1/2007	30,000,000	30,000,000
Landesbank Baden Wurttemberg, 5.355%, 4/13/2007	20,000,000	20,000,192
Mizuho Corporate Bank:
5.32%, 2/1/2007	30,000,000	30,000,000
5.34%, 2/8/2007	20,000,000	20,000,000
5.34%, 2/13/2007	34,000,000	34,000,000
Natixis SA, 5.0%, 2/9/2007	25,000,000	25,000,000
Norddeutsche Landesbank Girozentrale, 5.34%, 6/25/2007	35,000,000	35,000,000
Norinchukin Bank:
5.33%, 4/10/2007	27,000,000	27,000,000
5.345%, 2/26/2007	20,000,000	19,999,932
5.35%, 2/15/2007	30,000,000	30,000,000
Royal Bank of Scotland PLC, 5.31%, 2/15/2007	40,000,000	39,999,741
Societe Generale:
5.32%, 3/7/2007	35,000,000	34,999,350
5.32%, 5/11/2007	30,000,000	30,000,000
5.34%, 7/19/2007	35,000,000	35,000,000
5.35%, 4/19/2007	20,000,000	19,999,417
5.43%, 2/5/2007	20,000,000	20,000,098
UniCredito Italiano SpA:
5.315%, 5/8/2007	50,000,000	50,000,000
5.4%, 3/14/2007	25,000,000	25,000,000
Total Certificates of Deposit and Bank Notes (Cost $1,150,001,604)		1,150,001,604
Commercial Paper** 20.3%
Atlantis One Funding Corp., 5.255%, 2/21/2007	30,000,000	29,912,417
Bank of America Corp.:
5.21%, 4/16/2007	20,000,000	19,785,811
5.235%, 3/15/2007	25,000,000	24,847,313
CC (USA), Inc., 5.225%, 4/18/2007	35,000,000	34,613,931
Cedar Springs Capital Company LLC, 5.27%, 4/10/2007	11,358,000	11,244,937
Dorada Finance, Inc.:
5.23%, 3/9/2007	15,000,000	14,921,550
5.255%, 2/20/2007	10,000,000	9,972,265
Giro Funding US Corp.:
5.275%, 4/26/2007	24,000,000	23,704,600
5.28%, 4/23/2007	65,000,000	64,227,800
Greyhawk Funding LLC:
5.265%, 2/6/2007	35,000,000	34,974,406
5.265%, 2/13/2007	20,000,000	19,964,900
Irish Life & Permanent PLC, 5.195%, 7/20/2007	30,000,000	29,268,371
K2 (USA) LLC, 5.26%, 2/13/2007	35,000,000	34,938,633
KBC Financial Products International Ltd., 5.2%, 5/14/2007	30,000,000	29,558,000
Lake Constance Funding LLC:
5.25%, 5/4/2007	15,000,000	14,798,750
5.26%, 2/2/2007	36,000,000	35,994,740
5.26%, 3/15/2007	10,000,000	9,938,633
Monument Gardens Funding LLC, 5.32%, 2/16/2007	15,000,000	14,966,750
Nieuw Amsterdam Receivables Corp., 5.26%, 2/26/2007	28,908,000	28,802,406
Northern Rock PLC, 5.245%, 2/20/2007	35,000,000	34,903,113
Prudential PLC, 5.25%, 4/9/2007	15,000,000	14,853,438
Ranger Funding Co. LLC, 5.27%, 3/15/2007	45,000,000	44,723,325
Scaldis Capital LLC, 5.22%, 6/25/2007	33,500,000	32,800,520
Simba Funding Corp., 5.27%, 3/21/2007	21,800,000	21,646,819
The Bear Stearns Companies, Inc., 5.25%, 2/9/2007	40,000,000	39,953,333
Verizon Communications, Inc., 5.3%, 3/1/2007	30,000,000	29,876,333
Total Commercial Paper (Cost $705,193,094)		705,193,094

Short-Term Notes* 31.3%
American Express Bank FSB, 5.29%, 11/8/2007	35,000,000	34,997,369
American Honda Finance Corp.:
5.322%, 12/6/2007	15,000,000	15,000,000
5.346%, 11/9/2007	50,000,000	50,000,000
BNP Paribas:
5.3%, 10/3/2007	24,000,000	23,994,090
5.31%, 10/26/2010	15,000,000	15,000,000
Caja de Ahorros y Monte de Piedad de Madrid, 5.36%, 10/19/2007	18,000,000	18,000,000
Canadian Imperial Bank of Commerce, 5.39%, 10/26/2007	35,000,000	34,993,848
Carrera Capital Finance LLC, 5.31%, 8/24/2007	30,000,000	30,000,000
Credit Agricole SA, 5.292%, 6/28/2007	50,000,000	49,990,663
DNB NOR Bank ASA, 5.31%, 5/25/2011	15,000,000	15,000,000
General Electric Capital Corp., 5.28%, 8/19/2011	30,000,000	30,000,000
HSBC Finance Corp., 5.31%, 11/6/2007	15,000,000	15,000,000
HSH Nordbank AG, 144A, 5.33%, 11/21/2007	25,000,000	25,000,000
International Business Machine Corp., 5.33%, 11/8/2007	3,000,000	3,000,000
Intesa Bank Ireland PLC, 5.32%, 7/25/2011	40,000,000	40,000,000
K2 (USA) LLC, 5.32%, 1/31/2008	57,000,000	56,994,611
Merrill Lynch & Co., Inc.:
5.285%, 5/14/2007	50,000,000	50,000,000
5.3%, 8/24/2011	25,000,000	25,000,000
5.33%, 11/15/2007	30,000,000	30,000,000
5.362%, 5/29/2007	13,000,000	13,000,000
5.4%, 11/2/2007	25,000,000	25,000,000
Morgan Stanley:
5.31%, 9/10/2007	65,000,000	65,000,000
5.382%, 2/5/2007	100,000,000	100,000,000
Natixis SA, 5.42%, 8/31/2007	50,000,000	50,000,000
Nordea Bank AB, 5.3%, 11/9/2007	40,000,000	39,998,644
Premier Asset Collaterized Entity LLC, 144A, 5.33%, 1/30/2008	35,000,000	34,996,519
The Bear Stearns Companies, Inc., 5.32%, 7/10/2007	68,000,000	68,000,000
Toyota Motor Credit Corp., 5.27%, 2/11/2008	65,000,000	65,000,000
UniCredito Italiano Bank (Ireland) PLC:
5.33%, 11/9/2007	31,000,000	31,000,000
5.33%, 11/15/2007	32,000,000	32,000,000
Total Short-Term Notes (Cost $1,085,965,744)		1,085,965,744

Master Notes 0.3%
The Bear Stearns Companies, Inc., 5.432%*, 2/1/2007 (a) (Cost $10,000,000)	10,000,000	10,000,000

Guaranteed Investment Contracts 1.5%
New York Life Insurance Co., 5.425%*, 9/18/2007 (Cost $50,000,000)	50,000,000	50,000,000

Asset Backed 0.7%
Steers Mercury III Trust, 144A, 5.34%*, 5/27/2048 (Cost $23,968,240)	23,968,240	23,968,240

Promissory Notes 2.7%
The Goldman Sachs Group, Inc.:
5.35%*, 6/25/2007	30,000,000	30,000,000
5.37%*, 10/19/2007	65,000,000	65,000,000
Total Promissory Notes (Cost $95,000,000)		95,000,000

Repurchase Agreements 11.6%
BNP Paribas, 5.28%, dated 1/31/2007, to be repurchased at $27,003,960 on 2/1/2007 (b)	27,000,000	27,000,000
State Street Bank and Trust Co., 4.85%, dated 1/31/2007, to be repurchased at $44,006 on 2/1/2007 (c)	44,000	44,000
The Bear Stearns & Co., Inc., 5.28%, dated 1/31/2007, to be repurchased at $376,055,147 on 2/1/2007 (d)	376,000,000	376,000,000
Total Repurchase Agreements (Cost $403,044,000)		403,044,000
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $3,523,172,682)+	101.6	3,523,172,682
Other Assets and Liabilities, Net	(1.6)	(55,755,751)
Net Assets	100.0	3,467,416,931
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury Bill rate. These securities are shown at their current rate as of January 31, 2007.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $3,523,172,682.
(a) Reset date; not a maturity date
(b) Collateralized by $27,598,169 Federal Home Loan Mortgage Corp., with a coupon rate of 5.5%, with a maturity date of 8/1/2021 with a value of $27,540,001.
(c) Collateralized by $45,000 Federal Home Bank, with a coupon rate of 5.45%, with a maturity date of 1/23/2009 with a value of $45,056.
(d) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
263,861,472	Federal National Mortgage Association	5.0 — 6.5	10/1/2019 — 12/1/2036	262,122,814
122,397,027	Federal Home Loan Mortgage Corp.	4.5 — 6.5	11/1/2018 — 1/1/2037	121,397,256
Total Collateral Value				383,520,070

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2007 (Unaudited)
Assets
Investments: Investments in securities, valued at amortized cost	$ 3,120,128,682
Repurchase agreements, valued at amortized cost	403,044,000
Total investments in securities, valued at amortized cost	3,523,172,682
Cash	40,448,449
Interest receivable	15,683,194
Receivable for Fund shares sold	7,097,609
Other assets	107,426
Total assets	3,586,509,360
Liabilities
Dividends payable	2,831,544
Payable for investments purchased	110,277,023
Payable for Fund shares redeemed	3,219,352
Accrued management fee	799,866
Other accrued expenses and payables	1,964,644
Total liabilities	119,092,429
Net assets, at value	$ 3,467,416,931
Net Assets
Net assets consist of: Undistributed net investment income	100,438
Accumulated net realized gain (loss)	3,711
Paid-in capital	3,467,312,782
Net assets, at value	$ 3,467,416,931
Net asset value, offering and redemption price per share (3,467,416,931 ÷ 3,467,055,959 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended January 31, 2007 (Unaudited)
Investment Income
Income: Interest	$ 92,683,323
Expenses: Management fee	4,479,628
Services to shareholders	2,335,379
Custodian fees	66,243
Auditing	28,155
Legal	29,008
Trustees' fees and expenses	36,376
Reports to shareholders	79,806
Registration fees	26,115
Other	57,082
Total expenses before expense reductions	7,137,792
Expense reductions	(31,396)
Total expenses after expense reductions	7,106,396
Net investment income	85,576,927
Net realized gain (loss) on investment transactions	3,711
Net increase (decrease) in net assets resulting from operations	$ 85,580,638

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended January 31, 2007 (Unaudited)	Year Ended July 31, 2006
Operations: Net investment income	$ 85,576,927	$ 133,459,791
Net realized gain (loss) on investment transactions	3,711	258
Net increase (decrease) in net assets resulting from operations	85,580,638	133,460,049
Distributions to shareholders from net investment income	(85,576,927)	(133,459,791)
Fund share transactions: Proceeds from shares sold	1,138,120,290	2,307,896,975
Reinvestment of distributions	83,764,019	129,705,881
Cost of shares redeemed	(1,153,310,161)	(2,431,071,734)
Net increase (decrease) in net assets from Fund share transactions	68,574,148	6,531,122
Increase (decrease) in net assets	68,577,859	6,531,380
Net assets at beginning of period	3,398,839,072	3,392,307,692
Net assets at end of period (including undistributed net investment income of $100,438 and $100,438, respectively)	$ 3,467,416,931	$ 3,398,839,072
Other Information
Shares outstanding at beginning of period	3,398,481,811	3,391,950,687
Shares sold	1,138,120,290	2,307,896,975
Shares issued to shareholders in reinvestment of distributions	83,764,019	129,705,881
Shares redeemed	(1,153,310,161)	(2,431,071,732)
Net increase (decrease) in Fund shares	68,574,148	6,531,124
Shares outstanding at end of period	3,467,055,959	3,398,481,811

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended July 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.025	.040	.019	.007	.011	.02
Distributions from net investment income	(.025)	(.040)	(.019)	(.007)	(.011)	(.02)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	2.53**	4.04	1.95	.71	1.11	2.01
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3,467	3,399	3,392	3,432	4,117	4,978
Ratio of expenses (%)	.41*	.44	.48	.43	.43	.44
Ratio of net investment income (%)	4.97*	3.97	1.91	.72	1.12	2.01
[a] For the six months ended January 31, 2007 (Unaudited). * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Money Market Prime Series (formerly DWS Money Market Fund) (the "Fund") is a diversified series of DWS Money Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust. The Trust offers three investment funds: the DWS Money Market Prime Series, DWS Government & Agency Money Fund and DWS Tax-Exempt Money Fund. The Financial Statements for DWS Government & Agency Money Fund and DWS Tax-Exempt Money Fund are presented in separate semiannual reports.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of their financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provisions were required.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with each specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with their investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rates of the combined average daily net assets of the Trust as follows, computed and accrued daily and payable monthly:

First $215,000,000 of the Trust's combined average daily net assets	.500%
Next $335,000,000 of such net assets	.375%
Next $250,000,000 of such net assets	.300%
Next $800,000,000 of such net assets	.250%
Next $800,000,000 of such net assets	.240%
Next $800,000,000 of such net assets	.230%
Over $3,200,000,000 of such net assets	.220%

Accordingly, for the six months ended January 31, 2007, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.26% of the Fund's average daily net assets.

Effective June 13, 2005 through November 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain operating expenses of the Fund at 0.47% of the Fund's average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses).

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended January 31, 2007, the amount charged to the Fund by DWS-SISC aggregated $660,470, of which $468,376 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended January 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $6,560, of which $2,240 is unpaid.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specific amounts for various committee services and for the Board Chairperson.

C. Fee Reductions

For the six months ended January 31, 2007, the Advisor agreed to reimburse the Fund $12,880, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended January 31, 2007, the Fund's custodian fees were reduced by $1,794 and $16,722, respectively, for custodian and transfer agent credits earned.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") in September 2006. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Fixed-Income Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by an independent fee consultant. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. Based on their evaluation of the information provided, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board. Throughout their consideration of the Agreement, the Independent Trustees were advised by their independent legal counsel and by an independent fee consultant.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. In connection with recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business, which resulted in turnover of senior management and other personnel of the Advisor, the Board considered Deutsche Bank's commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board reviewed the Fund's gross and net performance over short-term and long-term periods and compared those returns to various agreed-upon peer universe performance measures, focusing, for this purpose, primarily on gross performance. The Board considered whether investment results were consistent with the Fund's investment objective and policies. The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their peer group), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor's remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Fixed-Income Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory, and that the Fund's gross performance over time was satisfactory.

Fees and Expenses. The Board considered the Fund's management fee rate, operating expenses and total expense ratio, and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper Inc. The information provided to the Board showed that the Fund's management fee rate was at the 8th percentile of the peer group, and that the Fund's total expense ratio was at the 33rd percentile of the peer universe for DWS Money Market Fund shares. The Board also considered the Fund's management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds and for similarly managed institutional accounts. With respect to institutional accounts, the Board noted that (i) both the mix of services provided and the level of responsibility required under the Agreement were significantly greater as compared to the Advisor's obligations for similarly managed institutional accounts; and (ii) the management fees of institutional accounts are less relevant to the Board's consideration because they reflect significantly different competitive forces than those in the mutual fund marketplace. With respect to other comparable DWS Funds, the Board considered differences in fund and fee structures among the DWS Funds. The Board took into account the Advisor's commitment to cap total expenses through November 30, 2008.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Scudder organization with respect to all fund services in totality and by fund. The Board reviewed DeIM's methodology in allocating its costs to the management of the Fund. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. Based on the information provided, the Board concluded that the pre-tax profits realized by DeIM in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee schedule under the Agreement is reasonable in relation to the asset size of the Fund. The Board noted that the management fee schedule included six breakpoints, designed to share economies of scale with Fund shareholders. The Board concluded that the management fee schedule, together with the expense cap, reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DeIM and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DeIM and its affiliates, including any fees received by the Advisor for administrative services provided to the Fund and any fees received by an affiliate of the Advisor for distribution services. The Board also considered benefits to DeIM related to brokerage and soft-dollar allocations, which pertain primarily to funds investing in equity securities. The Board considered that the Advisor has recently proposed and the Board is evaluating a change in the Advisor's policies to permit the allocation of brokerage to acquire research services from third-party service providers. The Advisor had voluntarily discontinued this practice in 2004. The Board concluded that management fees were reasonable in light of these fallout benefits.

Regulatory Matters. The Board also considered information regarding pending regulatory actions against the Advisor and its affiliates related to allegations of market timing, revenue sharing, directed brokerage and other matters. The Board considered that the Advisor informed the Board that it expects to pay approximately $134 million in connection with final settlement agreements with various federal and state regulators regarding allegations of market timing in the DWS Funds. The Board also considered that the Advisor agreed to pay approximately $19 million in connection with a final settlement agreement with the Securities and Exchange Commission regarding allegations of directed brokerage. The Board considered the Advisor's representation that such regulatory actions will not materially impact its ability to perform under the Agreement or materially impact the Fund and that no current DeAM employee approved the trading arrangements. The Board also noted the private lawsuits brought against the DWS Funds in connection with the above allegations and considered the Advisor's commitment to indemnify the DWS Funds against any liability arising from these lawsuits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Account Management Resources

Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	KMMXX
CUSIP Number	23339A 101
Fund Number	6

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Money Market Prime Series, a series of DWS Money Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Money Market Prime Series, a series of DWS Money Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 28, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	March 28, 2007